UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

STRATEGIC RARE EARTH METALS INC.
(Exact name of Registrant as specified in charter)

FLORIDA	0-30516	88-0448920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Collins Avenue, Suite #305, Miami Beach, Florida		33140
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(305) 534-1684

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS

The Board of Directors of Strategic Rare Earth Metals, Inc. (the "Company") on August 23, 2006, elected Mr. Paul Eagland as a director effective immediately. Mr. Eagland has also been appointed President and Interim Chief Executive Officer of the Company effective as immediately. Mr. Eagland is fifty-one (51) years of age. From April 2006 to August 2006, Mr. Eagland held the office of Vice-President of Rocketinfo, Inc., a search engine company publicly traded on the OTCBB under the symbol "RKTI". He was recently appointed to the office of Chief Financial Officer of Rocketinfo in August 2006. From November 2005 to the present, Mr. Eagland has been an executive, director and shareholder of the Loyalty Source, Inc., a private development stage company focused on the marketing and distribution of consumer savings through the internet. From December 2004 until November 2005, Mr. Eagland was a private investor. From July 2003 until November 2004, he was the Chief Financial Officer, a Director and the Secretary-Treasurer of Peterborough Capital Corporation ("Peterborough"), which is a publicly reporting issuer in Canada listed on the TSX Venture Exchange under the symbol "PEC"and is involved in the production, marketing and distribution of bottled water in the private label sector. Peterburough's principal operations were located in San Martin, California. From February 2003 until July 2003, he was a consultant. From November 2001 to February 2003, he was the Vice President of Palco, Inc., a private real estate investment company headquartered in Salt Lake City, Utah. From 1998 to 2001, Mr. Eagland was a private investor.

There is no family relationship among the above officers and directors.

There are no relationships or related transactions required to be disclosed concerning Mr. Eagland. Mr. Eagland has not entered into any employment or other agreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2006

STRATEGIC RARE EARTH METALS, INC.

/s/ Paul Eagland
_________________________________
By: Paul Eagland, President & Interim C.E.O